--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------


                                                                    May 31, 2001

Dear Shareholder:

      The semi-annual period was marked by the Federal Reserve's aggressive response to the dramatic U.S. led global economic slowdown. Economic weakness intensified as Gross Domestic Product ("GDP") growth slowed to a pace of 2% from 3% over the six-month period. The U.S. slowdown was primarily driven by a near collapse in corporate spending and expansion as profits declined, as well as a significant reduction of inventories. In the first quarter of 2001, the U.S. Treasury yield curve steepening of 100 basis points between 2-year and 30-year Treasuries dominated performance in the fixed income market as the Fed eased the discount rate 150 basis points over the quarter and then an additional 50 basis points in April 2001 to 4.50%.

      Despite the aggressive Fed easing of interest rates due to concerns that economic activity may continue to be "unacceptably weak," all high quality spread sectors outperformed Treasuries over the period.

      Since March 2000, there has been an equity market decline of approximately 20%. With no immediate stimulus, this decline will place significant reliance on monetary policy. Looking forward, we believe the revival of profit growth and continued robust spending rates by consumers in the face of a negative savings rate may require a Fed funds rate of 3.5% to 4.0%. A Fed that can move aggressively as inflationary expectations move down should continue to foster increased risk tolerances in the market. While the direct beneficiaries of declining inflation and Treasury surpluses should be short and intermediate Treasuries, the longer-term beneficiary should be the long-end of the Treasury market, particularly 15-year to 20-year Treasuries. We believe investors will more readily embrace high quality spread assets as substitutes for intermediate Treasuries in the future. We also believe that the GDP growth rate will remain far below the 5.0% of 2000, as consumers spend less and save more.

      This semi-annual report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,



/s/ Laurence D. Fink                              /s/ Ralph L. Schlosstein
--------------------                              ------------------------
Laurence D. Fink                                  Ralph L. Schlosstein
Chairman                                          President

                                                                    May 31, 2001

Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock New Jersey Investment Quality Municipal Trust Inc. ("the Trust") for the six months ended April 30, 2001. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "RNJ". The Trust's investment objective is to provide high current income that is exempt from regular federal and New Jersey state income taxes consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) municipal debt securities issued by local municipalities throughout New Jersey and U.S. territories.

     The table below summarizes the performance of the Trust's stock price and NAV over the past six months:

                              -------------------------------------------------------------
                                  4/30/01     10/31/00       CHANGE    HIGH         LOW
-------------------------------------------------------------------------------------------
  STOCK PRICE                     $14.65      $12.125        20.82%    $15.00     $11.875
-------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)           $14.27      $13.96          2.22%    $14.57     $13.90
-------------------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

     Investor hopes for a soft landing quickly turned to fears of a recession as the U.S. economy rapidly deteriorated over the first part of the period. This economic weakness intensified in the beginning of 2001 as GDP growth slowed over the six-month period to 2% from 3%. Increasing pressure on corporate profits restrained investment spending, subsequently reducing the demand for capital goods and output. Despite eroding consumer confidence, slower economic growth, mounting layoffs, and the reduction of over $5 trillion of wealth from the decline of the equity markets from their early year 2000 highs, the consumer remains relatively resilient. According to the minutes of the April 18, 2001 Federal Open Market Committee meeting, "Capital investment has continued to soften and the persistent erosion in current and expected profitability, in combination with rising uncertainty about the business outlook, seems poised to dampen capital spending going forward. This potential restraint, together with the possible effects of earlier reductions in equity wealth on consumption and the risk of slower growth abroad, threatens to keep the pace of economic activity unacceptably weak." Over the period, the Federal Reserve aggressively lowered the discount rate by a total of 2.00% to bring the current discount rate to 4.50%. Additionally, at the May meeting, the Fed cut rates by 50 basis points for the fifth time this year.

     U.S. Treasury yields began to regain their characteristic slopes in the beginning of the period after nearly a year of inversion caused by $30 billion of Treasury buybacks and multiple Federal Reserve tightenings. The 2-year Treasury note rallied in response to a slumping economy and a volatile equity market. The markets have been further supported by Fed actions, which cut rates by 50 basis points on four occasions over the period. The yield curve at the end of the period reflected expectations of another 100 basis points of easing by September. As of April 30, 2001, the 10-year Treasury was yielding 5.34% versus 5.75% on October 31, 2000.

     On a tax-adjusted basis, municipal bonds outperformed the taxable domestic bond market for the semi-annual period ending April 30, 2001, returning 7.27% (as measured by the LEHMAN MUNICIPAL INDEX at a tax bracket of 39.6%) versus the LEHMAN AGGREGATE INDEX'S 6.22%. Throughout this period, municipals performed in line with spread products and Treasuries. Municipals benefited from retail's continued efforts to diversify out of equities and into fixed income investments. In a dramatic reversal from most of 2000, the semi-annual period finally saw municipal mutual fund portfolios experience positive cash flows. The retail market took a renewed interest in municipals driven primarily by the turmoil experienced in equities, while institutional demand for municipal securities increased as investors looked for attractive after tax yields vs. Treasuries without the inherent credit risk associated with corporate bonds. As a result of falling interest rates during the second half of the period, new issue supply rose substantially above last year's pace.

     New Jersey's strong economy continues to fuel moderate job creation. The widespread expansion supports New Jersey's dramatic increase in per capita disposable personal income to be the highest in the mid-Atlantic region and second highest amongst the states. The State's unemployment rate has remained low, however it did increase from 3.8% (March) to 4.2% in April 2001 indicating a slowdown in the State's economy. The New Jersey labor force is forecast to increase 7.6% by 2006 outpacing the 5.6% anticipated population growth during the same time period. A gradual decline in manufacturing jobs is expected as service sector employment expands.

     The State's economic growth supports New Jersey's strong financial position in spite of the Republican administrations' seven-year history of income, business, and corporate tax reductions. The State's debt ratios remain moderate despite a 71% increase in appropriation debt over the past five years. FY 2001 revenues are coming in above forecast, to date, and the unreserved General Fund balance is expected to be over 5% of General Fund revenues.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the period, the Trust's leverage amount was 34% of total assets.

     Municipals outperformed most spread products on a tax-adjusted basis during the period, except on the short-end of the yield curve. The curve steepened over the period and the 20-year to 25-year part of the curve remains very steep on a historical basis. We remain overweight in premium coupon securities in an effort to avoid market discount problems. Premium coupon securities offer better price performance during periods of falling interest rates, and similar performance to discounts when interest rates rise. Retail demand improved at the end of the period, primarily for bonds 15-years or longer.

     The following charts compare the Trust's current and October 31, 2000 asset composition and credit quality allocations:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
  SECTOR                              APRIL 30, 2001     OCTOBER 31, 2000
--------------------------------------------------------------------------------
  Transportation                           34%                 34%
--------------------------------------------------------------------------------
  Special Tax                              15%                 15%
--------------------------------------------------------------------------------
  Hospital                                 14%                 14%
--------------------------------------------------------------------------------
  Power                                     7%                  7%
--------------------------------------------------------------------------------
  Housing                                   5%                  5%
--------------------------------------------------------------------------------
  Resource Recovery                         5%                  5%
--------------------------------------------------------------------------------
  School                                    5%                  5%
--------------------------------------------------------------------------------
  University                                5%                  5%
--------------------------------------------------------------------------------
  Water & Sewer                             5%                  5%
--------------------------------------------------------------------------------
  District                                  5%                  5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  CREDIT RATING*                      APRIL 30, 2001     OCTOBER 31, 2000
--------------------------------------------------------------------------------
  AAA/Aaa                                  73%                 73%
--------------------------------------------------------------------------------
  AA/Aa                                    15%                 15%
--------------------------------------------------------------------------------
  A/A                                      10%                 10%
--------------------------------------------------------------------------------
  BBB/Baa                                   2%                  2%
--------------------------------------------------------------------------------

-------------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock New Jersey Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.

Sincerely,



/s/ Robert S. Kapito                     /s/ Kevin M. Klingert
--------------------                     ---------------------
Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager


--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
  Symbol on American Stock Exchange:                                   RNJ
--------------------------------------------------------------------------------
  Initial Offering Date:                                          May 28, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/01:                                 $14.65
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/01:                                     $14.27
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/01 ($14.65)(1):              4.99%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                         $ 0.0609
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                      $ 0.7308
--------------------------------------------------------------------------------


(1) Yield on Closing Stock Price is calculated by annualizing the current monthly distribution per share and dividing it by the closing stock price per share.
(2) Distribution is not constant and is subject to change.


                           PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


        PRINCIPAL
         AMOUNT                                                                                      OPTION CALL         VALUE
RATING*  (000)                                    DESCRIPTION                                        PROVISION+         (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--149.3%
                     NEW JERSEY--135.0%
AAA     $1,000       Delaware River Port Auth. of PA & NJ Rev., 5.75%, 1/01/26, FSA ............     1/10 at 100     $ 1,040,880
AAA      1,000++     Essex Cnty. Util. Auth. Solid Waste Rev., Ser. A, 5.60%, 4/01/06, FSA .....         N/A           1,089,470
                     New Jersey Econ. Dev. Auth.,
AAA      1,000        Mkt. Trans. Fac., Ser. A, 5.875%, 7/01/11, MBIA ..........................     7/04 at 102       1,060,450
AAA        900        Tran. Proj., Ser. A, 5.75%, 5/01/10, FSA .................................    No Opt. Call         984,825
BBB-       500        Trigen-Trenton Proj., 6.20%, 12/01/10 ....................................    12/03 at 102         504,460
                     New Jersey Hlth. Care Fac. Fin. Auth. Rev.,
A3       1,000        Hackensack Univ. Med. Ctr., 6.00%, 1/01/25 ...............................     1/10 at 101       1,017,230
AAA      1,000++      Riverview Med. Ctr., 5.50%, 7/01/04, AMBAC ...............................         N/A           1,072,550
AAA      1,000        St. Josephs Hosp. & Med. Ctr., 5.75%, 7/01/16, CONNIE LEE ................     7/06 at 102       1,037,870
AAA      1,000++     New Jersey Sports & Exposition Auth. Rev., Conv. Ctr. Luxury Tax,
                      Ser. A, 6.00%, 7/01/02, MBIA .............................................         N/A           1,049,950
AAA      1,000++     New Jersey St. Ed. Fac. Auth. Rev., Rowan College, Ser. E, 5.875%,
                      7/01/16, AMBAC ...........................................................         N/A           1,050,920
AAA        990       New Jersey St. Hsg. & Mtge. Fin., Home Buyer, Ser. O, 6.35%,
                      10/01/27, MBIA ...........................................................   10/05 at 101.5      1,020,344
AAA      1,000       New Jersey St. Tpke. Auth. Rev., Ser. C, 6.50%, 1/01/16, AMBAC ............    No Opt. Call       1,160,040
                     New Jersey St. Trans. Sys. Auth., Trust Fund, Ser. B, MBIA,
AAA      1,000        5.50%, 6/15/15 ...........................................................     6/05 at 102       1,027,940
AAA      1,000        5.75%, 6/15/14 ...........................................................     6/05 at 102       1,051,240
AA       1,000++     North Brunswick Twnshp. Brd. of Ed., 6.30%, 2/01/05 .......................         N/A           1,086,060
Aaa      1,000       Passaic Valley Sewage Com., Sewer Sys., Ser. E,
                      5.75%, 12/01/21, AMBAC ...................................................    12/09 at 101       1,044,390
                     Port Auth. of NY & NJ,
AA-      1,000        5.75%, 12/15/20 ..........................................................     6/05 at 101       1,032,180
AA-      1,000        Ser. 74, 6.75%, 8/01/26 ..................................................     8/01 at 101       1,015,470
                     South Jersey Trans. Auth., Trans. Sys. Rev., Ser. B, MBIA,
AAA        570++      6.00%, 11/01/02 ..........................................................         N/A             603,288
AAA        430        6.00%, 11/01/12 ..........................................................    11/02 at 102         448,477
                                                                                                                     -----------
                                                                                                                      19,398,034
                                                                                                                     -----------
                     PUERTO RICO--14.3%
AAA      1,000       Puerto Rico Commonwealth G.O., 5.40%, 7/01/25, FSA ........................    7/06 at 101.5      1,008,720
A-       1,000       Puerto Rico Elec. Pwr. Auth. Rev., Ser. U, 6.00%, 7/01/14 .................     7/04 at 102       1,050,440
                                                                                                                     -----------
                                                                                                                       2,059,160
                                                                                                                     -----------


                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         VALUE
                                                  DESCRIPTION                                                           (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                     TOTAL LONG-TERM INVESTMENTS--149.3% (COST $20,094,283) ....................                     $21,457,194
                     Other assets in excess of liabilities--2.9% ...............................                         413,313
                     Liquidation value of preferred stock--(52.2)% .............................                      (7,500,000)
                                                                                                                     -----------

                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ........................                     $14,370,507
                                                                                                                     ===========

--------------
 * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 + Option call provisions: date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See glossary for definition.


--------------------------------------------------------------------------------
                             KEY TO ABBREVIATIONS:

     AMBAC -- American Municipal Bond Assurance Corporation
CONNIE LEE -- College Construction Loan Insurance Association
       FSA -- Financial Security Assurance
      G.O. -- General Obligation
      MBIA -- Municipal Bond Insurance Association
--------------------------------------------------------------------------------






                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------


ASSETS

Investments, at value (cost $20,094,283) (Note 1) .........   $21,457,194
Cash ......................................................        92,617
Interest receivable .......................................       395,003
Other assets ..............................................         3,052
                                                              -----------
                                                               21,947,866
                                                              -----------

LIABILITIES
Dividends payable--common stock ...........................        61,332
Dividends payable--preferred stock ........................         3,945
Investment advisory fee payable (Note 2) ..................         6,345
Deferred directors fees (Note 1) ..........................         3,052
Administration fee payable (Note 2) .......................         1,813
Other accrued expenses ....................................           872
                                                              -----------
                                                                   77,359
                                                              -----------
NET INVESTMENT ASSETS .....................................   $21,870,507
                                                              ===========
NET INVESTMENT ASSETS WERE COMPRISED OF:
  Common stock:
    Par value (Note 4) ....................................   $    10,071
    Paid-in capital in excess of par ......................    13,907,459
  Preferred stock (Note 4) ................................     7,500,000
                                                              -----------
                                                               21,417,530
  Undistributed net investment income .....................       199,183
  Accumulated net realized loss ...........................    (1,109,117)
  Net unrealized appreciation .............................     1,362,911
                                                              -----------
Net investment assets, April 30, 2001 .....................   $21,870,507
                                                              ===========
Net assets applicable to common shareholders ..............   $14,370,507
                                                              ===========
Net asset value per share:
  ($14,370,507 / 1,007,093 shares of
  common stock issued and outstanding) ....................        $14.27
                                                                   ======


--------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ............................      $601,781
                                                                 --------
Expenses
  Investment advisory .....................................        38,156
  Administration ..........................................        10,902
  Auction agent ...........................................         9,000
  Directors ...............................................         6,000
  Reports to shareholders .................................         6,000
  Transfer agent ..........................................         6,000
  Independent accountants .................................         4,000
  Legal ...................................................         3,000
  Custodian ...............................................         1,500
  Miscellaneous ...........................................         8,452
                                                                 --------
  Total expenses ..........................................        93,010
                                                                 --------
Net investment income .....................................       508,771
                                                                 --------


UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net change in unrealized appreciation on
  investments .............................................       298,364
                                                                 --------
NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS .................................      $807,135
                                                                 ========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                       SIX MONTHS ENDED    YEAR ENDED
                                                                                          APRIL  30,       OCTOBER 31,
                                                                                             2001             2000
                                                                                       ----------------    -----------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS

OPERATIONS:
  Net investment income ............................................................     $   508,771       $ 1,019,341
  Net realized loss on investments .................................................              --          (228,242)
  Net change in unrealized appreciation on investments .............................         298,364           655,690
                                                                                         -----------       -----------
  Net increase in net investment assets resulting from operations ..................         807,135         1,446,789
                                                                                         -----------       -----------

DIVIDENDS:
  To common shareholders from net investment income ................................        (367,926)         (735,872)
  To preferred shareholders from net investment income .............................        (127,451)         (271,695)
                                                                                         -----------       -----------
  Total dividends ..................................................................        (495,377)       (1,007,567)
                                                                                         -----------       -----------
    Total increase .................................................................         311,758           439,222

NET INVESTMENT ASSETS
Beginning of period ................................................................      21,558,749        21,119,527
                                                                                         -----------       -----------
End of period (including undistributed net investment income
  of $199,183 and $185,789, respectively) ..........................................     $21,870,507)      $21,558,749
                                                                                         ===========       ===========



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED OCTOBER 31,
                                               SIX MONTHS ENDED  -----------------------------------------------------
                                                APRIL 30, 2001    2000        1999        1998       1997       1996
                                               ----------------  ------    --------     -------    -------     -------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............    $ 13.96    $ 13.52    $  14.95     $ 14.19    $ 13.48     $ 13.46
                                                     -------    -------    --------     -------    -------     -------
  Net investment income .........................        .51       1.01        1.00        1.00        .99         .99
  Net realized and unrealized gain (loss)
    on investments ..............................        .30        .43       (1.47)        .71        .66         .01
                                                     -------    -------    --------     -------    -------     -------
Net increase (decrease) from investment operations       .81       1.44        (.47)       1.71       1.65        1.00
                                                     -------    -------    --------     -------    -------     -------
Dividends and distributions:
  Dividends from net investment income to:
    Common shareholders .........................       (.37)      (.73)       (.73)       (.71)      (.69)       (.71)
    Preferred shareholders ......................       (.13)      (.27)       (.23)       (.24)      (.25)       (.26)
  Distributions in excess of net realized gain
    on investments to:
    Common shareholders .........................         --         --          --          --         **        (.01)
    Preferred shareholders ......................         --         --          --          --         **          **
                                                     -------    -------    --------     -------    -------     -------
Total dividends and distributions ...............       (.50)     (1.00)       (.96)       (.95)      (.94)       (.98)
                                                     -------    -------    --------     -------    -------     -------
Net asset value, end of period* .................    $ 14.27    $ 13.96     $ 13.52     $ 14.95    $ 14.19     $ 13.48
                                                     =======    =======    ========     =======    =======     =======
MARKET VALUE, END OF PERIOD* ....................    $ 14.65    $12.125     $ 12.25     $14.125    $12.875     $11.875
                                                     =======    =======    ========     =======    =======     =======
TOTAL INVESTMENT RETURN+ ........................      24.13%      5.08%      (8.77)%     15.56%     14.77%       6.26%
                                                     =======    =======    ========     =======    =======     =======

RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS++:
Expenses ........................................       1.29%+++   1.32%       1.29%       1.35%      1.48%       1.57%
Net investment income before
  preferred stock dividends .....................       7.05%+++   7.44%       6.94%       6.88%      7.28%       7.37%
Preferred stock dividends .......................       1.77%+++   1.98%       1.59%       1.68%      1.85%       1.92%
Net investment income available
  to common shareholders ........................       5.28%+++   5.46%       5.35%       5.20%      5.43%       5.45%

SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands) ................................    $14,546    $13,696     $14,550     $14,663    $13,761     $13,408
Portfolio turnover ..............................          0%        23%         17%          0%         0%         85%
Net assets of common shareholders, end of period
  (in thousands) ................................    $14,371    $14,059     $13,620     $15,055    $14,294     $13,574
Asset coverage per share of preferred stock,
  end of period .................................    $72,915    $71,879     $70,409     $75,191    $72,654     $70,252
Preferred stock outstanding (in thousands) ......    $ 7,500    $ 7,500     $ 7,500     $ 7,500    $ 7,500     $ 7,500

--------------
  * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
 ** Actual  amount paid to common  shareholders  for the year ended  October 31,
    1997 was $0.00015 per share, and the actual amount paid to preferred shareholders was $0.00005 per common share. Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $0.0029 per common share.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total Investment return for periods of less than one year are not annualized.
 ++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders.
+++ Annualized.
The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION   The BlackRock  New Jersey  Investment  Quality  Municipal
& ACCOUNTING           Trust Inc.  (the  "Trust")  was  organized in Maryland on
POLICIES               April   12,   1993  as  a   non-diversified,   closed-end
                       management  investment  company.  The Trust's  investment
objective is to manage a portfolio of investment quality securities while providing high current income exempt from regular Federal and New Jersey state income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discounts or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NEW ACCOUNTING POLICIES: The Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust will begin amortizing discounts on debt securities effective November 1, 2001. Prior to this date, the Trust amortized premiums and original issue discount on debt securities but did not amortize market discount. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change is anticipated to have an immaterial effect on the financial statements and will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation, based on securities held as of October 31, 2000.

NOTE 2. AGREEMENTS     The  Trust  has an  Investment  Advisory  Agreement  with
                       BlackRock  Advisors,  Inc., (the  "Advisor"),  which is a
wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority-owned subsidiary of PNC Financial Services

Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America. The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO      There   were  no   purchases   or  sales  of   investment
SECURITIES             securities,  other than short-term  investments,  for the
                       six months ended April 30, 2001.

   The Federal income tax basis of the Trust's investments at April 30, 2001 was $20,098,823 and accordingly, net and gross unrealized appreciation was $1,358,371.

   For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2000 of approximately $1,104,000 of which $589,000 will expire in 2002, $281,000 will expire in 2003, $6,000 will expire in 2004, and $228,000 will expire in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL        There are 200  million  shares  of $.01 par value  common
                       stock  authorized.  The Trust may classify or  reclassify
any unissued shares of common stock into one or more series of preferred stock. Of the 1,007,093 common shares outstanding at April 30, 2001, the Advisor owned 7,093 shares. As of April 30, 2001, there were 300 shares of preferred stock Series T7 outstanding.

   Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 2.60% to 5.00% during the six months ended April 30, 2001.

   The Trust may not declare dividends or make other distributions to common shares or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

   The preferred stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of preferred stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS      Subsequent  to April 30, 2001,  the Board of Directors of
                       the Trust declared a dividend from undistributed earnings
of $0.0609 per common share payable June 1, 2001 to shareholders of record on May 15, 2001.

   For the period May 1, 2001 to May 31, 2001 dividends declared on preferred stock totalled $18,240 in aggregate for the outstanding preferred stock.

--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of The Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Shareholders was held May 24, 2001 to vote on the following matter: To elect two Directors as follows:

          DIRECTOR                                   CLASS              TERM             EXPIRING
          --------                                   -----              ----             --------
          Richard E. Cavanagh ....................     I               3 years             2004
          James Clayburn La Force, Jr. ...........     I               3 years             2004

          Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter F. Mondale and Ralph L. Schlosstein.

      Shareholders elected the two Directors. The results of the voting were as follows:

                                                   VOTES FOR        VOTES AGAINST       ABSTENTIONS
                                                   ---------        -------------       -----------
      Richard E. Cavanagh ........................      300              --                 --
      James Clayburn La Force, Jr. ...............  884,206              --               13,296

--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock New Jersey Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal income tax and New Jersey State income tax consistent with the preservation of capital.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $202 billion of assets under management as of March 31, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of the PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Advisor. The Trust intends to invest substantially all of the assets in a portfolio of investment grade New Jersey Municipal Obligations, which include debt obligations issued by or on behalf of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from regular Federal income tax and New Jersey State income tax. New Jersey Municipal Obligations are issued to obtain funds for various public functions, including the construction of public facilities, the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade New Jersey Municipal Obligations or other qualifying issuers. The Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of The Trust's assets in securities which pay interest that is subject to AMT(alternative minimum tax). The Trust intends to emphasize investments in New Jersey Municipal Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through its transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the Trust. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal income tax and New Jersey State income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends maybe higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RNJ) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


CLOSED-END FUND:                   Investment  vehicle which initially  offers a
                                   fixed number of shares and trades on a stock exchange. The Trust invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                          When a fund's net asset value is greater than
                                   its stock price the fund is said to be trading at a discount.

DIVIDEND:                          Income generated by securities in a portfolio
                                   and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:             Common  shareholders  may have all  dividends
                                   and    distributions    of   capital    gains
                                   automatically   reinvested   into  additional
                                   shares of a fund.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET  VALUE  (NAV):           Net asset value is the total  market value of
                                   all  securities  and other assets held by the
                                   Trust,    plus   income    accrued   on   its
                                   investments, minus any liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on
                                   Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:                 These securities are  collateralized  by U.S.
                                   Government   securities  which  are  held  in
                                   escrow and are used to pay principal and interest on the tax-exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
----------------------------------------------------------------------------------------------------------

                                                                          STOCK               MATURITY
                                                                         SYMBOL                 DATE
                                                                         ------               --------
PERPETUAL TRUSTS
The BlackRock Income Trust Inc.                                            BKT                   N/A
The BlackRock North American Government Income Trust Inc.                  BNA                   N/A
The BlackRock High Yield Trust                                             BHY                   N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                                    BGT                  12/02
The BlackRock Investment Quality Term Trust Inc.                           BQT                  12/04
The BlackRock Advantage Term Trust Inc.                                    BAT                  12/05
The Blackrock Broad Investment Grade 2009 Term Trust Inc.                  BCT                  12/09

TAX-EXEMPT TRUSTS
----------------------------------------------------------------------------------------------------------
                                                                          STOCK                MATURITY
                                                                         SYMBOL                  DATE
                                                                         ------                --------
PERPETUAL TRUSTS
The BlackRock Investment Quality Municipal Trust Inc.                      BKN                   N/A
The BlackRock California Investment Quality Municipal Trust Inc.           RAA                   N/A
The BlackRock Florida Investment Quality Municipal Trust                   RFA                   N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.           RNJ                   N/A
The BlackRock New York Investment Quality Municipal Trust Inc.             RNY                   N/A
The BlackRock Pennsylvania Strategic Municipal Trust                       BPS                   N/A
The BlackRock Strategic Municipal Trust                                    BSD                   N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                             BMN                  12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                       BRM                  12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.            BFC                  12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                    BRF                  12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.              BLN                  12/08
The BlackRock Insured Municipal Term Trust Inc.                            BMT                  12/10





      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $202 billion of assets under management as of March 31, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of the PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.








                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

-----------
 BLACKROCK
-----------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS                                                -----------
Ralph L. Schlosstein, PRESIDENT                    THE   BLACKROCK
Keith T. Anderson, VICE PRESIDENT                       -----------
Michael C. Huebsch, VICE PRESIDENT                 NEW JERSEY
Robert S. Kapito, VICE PRESIDENT                   INVESTMENT QUALITY
Kevin Klingert, VICE PRESIDENT                     MUNICIPAL TRUST INC.
Richard M. Shea, VICE PRESIDENT/TAX                =============================
Henry Gabbay, TREASURER                            SEMI-ANNUAL REPORT
James Kong, ASSISTANT TREASURER                    APRIL 30, 2001
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION  AGENT
Deutsche Bank
4 Albany Street
New York,  NY 10006

INDEPENDENT  ACCOUNTANTS
Deloitte & Touche LLP Two
World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL -- INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

   The accompanying financial statements as of April 30, 2001 were not audited and accordingly, no opinion is expressed on them.

   This    report    is    for    shareholder
information.   This   is  not  a   prospectus
intended for use in the purchase or sale of any securities.

        THE BLACKROCK NEW JERSEY INVESTMENT
              QUALITY MUNICIPAL TRUST
  c/o Prudential Investments Fund Management LLC
               Gateway Center Three
                100 Mulberry Street
               Newark, NJ 07102-4077
                  (800) 227-7BFM

[GRAPHIC] Printed on recycled paper       09247C-10-7        [LOGO] BLACKROCK
                                          09247C-20-6